                                                                    Exhibit 10.7

               SIXTH AMENDMENT dated as of May 6, 2003 (this "Amendment") to the Second Amended and Restated Credit Agreement, dated as of February 3, 1998, as amended and restated as of September 14, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TRITON PCS, INC. (the "Borrower"), TRITON PCS HOLDINGS, INC. ("Holdings"), the lenders from time to time parties thereto (the "Lenders"), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

          WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the parties hereto are willing, on the terms and subject to the conditions set forth herein, to agree to such amendments.

          NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

          SECTION 2. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 6), the Credit Agreement is amended as follows:

          (a) Amendment of Section 1.01. (i) Section 1.01 of the Credit Agreement is amended by inserting the following definitions in their appropriate alphabetical order:

          "`Debt Repurchases Basket' means, at any time, (a) the sum at such time of:

            (i) the sum of

                (A) $60,000,000; and

                (B) an amount equal to 100% of up to the initial $40,000,000 of proceeds of Borrowings, if any, of Incremental Term Loans committed to after the Sixth Amendment Effective Date; and

               (ii) an amount equal to 100% of up to $100,000,000 of the initial cumulative aggregate amount of Qualifying Equity Proceeds received by Holdings after the Sixth Amendment Effective Date;

         minus (b) the aggregate amount of payments after the Sixth Amendment Effective Date pursuant to Section 6.08(b)(ix)(A)."

                  "`Early Debt Retirement Payment' means any cash payment by Holdings, the Borrower or any Restricted Subsidiary to prepay, purchase, redeem or otherwise retire any Indebtedness prior to the regularly scheduled maturity thereof, including any sinking fund payment or similar deposit."

                  "`Non-Cash Pay Preferred Stock' means preferred stock of Holdings which (i) is not mandatorily redeemable, in whole or part, or required to be repurchased or reacquired, in whole or in part, by Holdings, the Borrower or any Subsidiary, and which does not require any payment of cash dividends, in each case, prior to the date that is six months after the Tranche E Maturity Date; provided, however, that any preferred stock which would constitute Non-Cash Pay Preferred Stock but for provisions thereof giving holders thereof the right to require Holdings to repurchase or redeem such preferred stock upon the occurrence of a change of control or a sale of assets occurring prior to the Tranche E Maturity Date shall constitute Non-Cash Pay Preferred Stock if the change of control or asset sale provisions applicable to such preferred stock are no more favorable to the holders of such preferred stock than the provisions applicable to the Loans contained in this Agreement and such preferred stock specifically provides that Holdings will not repurchase or redeem any such preferred stock pursuant to such provisions prior to the Borrower's or Holdings' repayment of the Loans and the termination of all Commitments hereunder, (ii) is not secured by any assets of Holdings, the Borrower or any Subsidiary, (iii) is not Guaranteed by any Subsidiary and (iv) is not exchangeable or convertible into Indebtedness of Holdings, the Borrower or any Subsidiary or any common stock or preferred stock of Holdings, the Borrower or any Subsidiary (other than common stock of Holdings or Non-Cash Pay Preferred Stock)."

                  "`Qualifying Equity Proceeds' means Net Proceeds received by Holdings from the issuance and sale after the Sixth Amendment Effective Date of its common stock or Non-Cash Pay Preferred Stock."

                  "`Sixth Amendment' means the Sixth Amendment, dated as of May 9, 2003, to this Agreement."

                  "`Sixth Amendment Effective Date' means the date on which the Sixth Amendment becomes effective pursuant to its terms."

                  (ii) Section 1.01 of the Credit Agreement is further amended by deleting the last two sentences of the definition of "Tranche E Commitment" and inserting in place thereof the following: "The amount of each Tranche E Lender's Tranche E Commitment on the Sixth Amendment Effective Date is set forth on Schedule 1 to the Sixth Amendment. The aggregate amount of the Lenders' Tranche E Commitments as of the Sixth Amendment Effective Date is $50,000,000."

                  (b) Amendment of Section 2.08. Section 2.08 is hereby amended by revising paragraph (d) thereof to read as follows:

                  "(d) Subject to adjustment pursuant to paragraph (f) of this Section, the Borrower shall repay each of the Tranche E Term Loans in 15 consecutive quarterly installments, payable on August 4, 2003, and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

                   Installment                            Tranche E Amount
                   -----------                            ----------------

                       1-10                                 $   125,313
                      11-14                                 $ 2,506,266
                        15                                  $38,721,805"

Section 2.08 is further amended by inserting in the first sentence of paragraph
(f) thereof, immediately after the words "Term Commitments of any Class", the following: "(or in the case of Tranche E Commitments, the amount of the Tranche E Commitments on the Sixth Amendment Effective Date)".

                  (c) Amendment of Section 2.09(b). Clause (b) of Section 2.09 of the Credit Agreement is amended and restated in its entirety as follows:

                  "(b)(i) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, immediately after such Net Proceeds are received, the Borrower shall prepay Term Borrowings (to be applied ratably among the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Tranche D Term Loans, the Tranche E Term Loans and the Incremental Term Loans, if any, based on the relative outstanding amounts thereof) in an amount equal to 100% of such Net Proceeds.

                  (ii) In the event and on each occasion that any Early Debt Retirement Payment is made pursuant to Section 6.08(b)(ix)(B), the Borrower shall prepay Term Borrowings (to be applied ratably among the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term

         Loans, the Tranche D Term Loans, the Tranche E Term Loans and the Incremental Term Loans, if any, based on the relative outstanding amounts thereof) in an aggregate amount equal to the amount of such Early Debt Retirement Payment on the last day of the fiscal quarter in which such Early Debt Retirement Payment is made; provided that if the amount of such Early Debt Retirement Payment, when taken together with the aggregate amount of all other such Early Debt Retirement Payments in respect of which prepayments of Term Borrowings are required pursuant to this Section 2.09(b)(ii) and have not at such time yet been made (the `Cumulative Amount') is greater than $10,000,000, then the Borrower shall prepay Term Borrowings in an aggregate amount equal to the Cumulative Amount not later than the date on which such Early Debt Retirement Payment under Section 6.08(b)(ix)(B) is made."

               (d) The first sentence of Section 2.09(f) is hereby amended by adding the following at the end thereof: "; provided, however, that in the case of any prepayment under Section 2.09(b)(ii), such notice need only be given at the time the prepayment is made."

               (e) Amendment of Section 2.19. Section 2.19 of the Credit Agreement is amended by (i) replacing the words "On or prior to February 2, 2003," in the first sentence thereof with the words "After the Sixth Amendment Effective Date and on or prior to February 2, 2004,", (ii) replacing the reference therein to "$150,000,000" with a reference to "100,000,000" and (iii) replacing the reference to "February 2, 2003" in clause (iv) of the first sentence therein with a reference to "February 2, 2004".

               (f) Amendment of Section 5.11. Section 5.11 of the Credit Agreement is amended by adding the following proviso at the end of the first sentence thereof: "; provided, however, that proceeds of Incremental Term Loans committed to after the Sixth Amendment Effective Date may also be used to effect repurchases or repayments of Indebtedness permitted pursuant to Section 6.08(b)(ix)(A)".

               (g) Amendment of Section 6.08(b). Section 6.08(b) of the Credit Agreement is amended by removing the "and" at the end of clause (vii) thereof, replacing the period at the end of clause (viii) thereof with ";" and inserting new clauses (ix) and (x) as follows:

               "(ix) so long as no Default or Event of Default exists or would result therefrom, Early Debt Retirement Payments in respect of any senior unsecured or senior subordinated unsecured Indebtedness of the Borrower that is publicly traded or traded on PORTAL, in each case (A) to the extent made with amounts available in the Debt Repurchases Basket prior to giving effect to such Early Debt Retirement Payment; provided that any such Early Debt Retirement Payments made with Qualifying Equity Proceeds pursuant to this clause (A) are made not later than 180 days after receipt of such Qualifying Equity Proceeds and (B) to the extent made in an amount in excess of the amount available in the Debt Repurchases Basket prior to giving effect to the issuance or sale of Equity Interests in respect of which such Qualifying Equity Proceeds are received, in an amount not in excess of 50% of the amount of such Qualifying Equity Proceeds in excess of the initial $100,000,000 of Qualifying Equity Proceeds; provided that any such Early Debt Retirement Payment made pursuant to this clause (B) is made not later than 180 days after receipt of such Qualifying Equity Proceeds and all prepayments of Term Borrowings required in connection with such Early Debt Retirement Payment pursuant to Section 2.09(b)(ii) are made as provided therein; and

               (x) prepayments, repayments, purchases and retirements of Indebtedness of Holdings, the Borrower or any Subsidiary that is not an Unrestricted Subsidiary, in each case effected by directly exchanging common stock or Non-Cash Pay Preferred Stock of Holdings for such Indebtedness."

Section 6.08 is further amended by adding the following paragraph (c) thereto:

               "(c) Holdings and the Borrower will not (i) permit any Unrestricted Subsidiary or any Bidding Entity to make any Restricted Payment or other payment or distribution referred to in the foregoing provisions of this Section (regardless of whether permitted to be made directly by Holdings or the Borrower in accordance with the provisions of this Section) or (ii) furnish any funds to or make any investment in an Unrestricted Subsidiary, Bidding Entity or other Person for the purpose of enabling it to make any such Restricted Payment, other payment or distribution."

               (h) Amendment of Section 6.12(i). Section 6.12(i) of the Credit Agreement is amended and restated in its entirety as follows:

               "(i) Senior Debt to Annualized EBITDA. Holdings and the Borrower will not permit the ratio of (i) Senior Debt outstanding on any day to
          (ii) Annualized EBITDA for the period ending on the last day of the fiscal quarter most recently ended on or before such day to exceed 2.5 to 1.0."

               (i) Amendment of Section 6.12(j). The table set forth in Section 6.12(j) is hereby amended and restated in its entirety as follows:

                "Fiscal Quarter Ending On               Ratio
                 ------------------------               ------

                     December 31, 2002               11.00 to 1
                     March 31, 2003                   9.50 to 1
                     June 30, 2003                    8.25 to 1

          September 30, 2003                   7.25 to 1
          December 31, 2003                    7.25 to 1
          March 31, 2004                       7.00 to 1
          June 30, 2004 and thereafter         6.00 to 1"

          (j) Amendment of Section 6.12(k). Section 6.12(k) of the Credit Agreement is amended and restated in its entirety as follows:

          "(k) Interest Coverage Ratio. Holdings and the Borrower will not permit the ratio of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters to (ii) Cash Interest Expense for such period to be less than 1.75 to 1.00."

          (k) Calculation of Consolidated EBITDA. The charge taken by the Borrower in the fiscal quarter ending March 31, 2003, in an amount not in excess of $2,500,000, in respect of employee severance costs shall, to the extent deducted in computing Consolidated Net Income, be added to Consolidated Net Income for purposes of calculating Consolidated EBITDA in respect of any period including such fiscal quarter.

          (l) Amendment of Schedule 2.01. Schedule 2.01 of the Credit Agreement is amended by revising the amounts of the Tranche E Commitments of each Tranche E Lender to be as set forth on Exhibit A to this Amendment.

          SECTION 3. Optional Prepayment; Commitment Revision. Pursuant to the terms of Section 2.08(g) and 2.09(f) of the Credit Agreement, the Borrower hereby provides notice to the Administrative Agent of its election to prepay outstanding Term Borrowings under the Credit Agreement on the Sixth Amendment Effective Date in an aggregate principal amount of $50,000,000. The Administrative Agent and the Lenders, by execution of this Amendment, hereby waive the notice requirements set forth in Section 2.08(g) and 2.09(f) of the Credit Agreement with respect to such prepayment. The Administrative Agent and the Lenders, by execution of this Amendment, also hereby waive the notice requirements set forth in Section 2.06(b) of the Credit Agreement, to the extent such notice is deemed to be required to be delivered by the Borrower in connection with the revision of the Tranche E Commitments on Schedule 2.01 pursuant to this Amendment.

          SECTION 4. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 5. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by each of the Borrower and Holdings of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrower and Holdings, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c) All representations and warranties of the Borrower and Holdings contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

          SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the first date (the "Amendment Effective Date") on which the following conditions are satisfied:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders;

          (b) The Borrower shall have paid all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) subject to reimbursement or payment pursuant to Section 9.03 of the Credit Agreement or Section 7 hereof, in each case to the extent invoiced prior to the date of effectiveness hereof;

          (c) The prepayment of Term Borrowings contemplated by Section 3 hereof shall have been effected; and

          (d) Each Lender executing this Amendment at or prior to 5:00 p.m., New York City time, on April 29, 2003 shall have received a fee from the Borrower in an amount equal to 0.10% of the aggregate amount of outstanding Loans, Letters of Credit and unused Commitments of such Lender on such date (prior to giving effect to the prepayment of Loans and revision of Tranche E Commitments pursuant to this Amendment).

          SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

          SECTION 8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        TRITON PCS, INC.,

                                         by

                                               /s/ Daniel E. Hopkins
                                           -----------------------------------
                                            Name:  Daniel E. Hopkins
                                            Title: Senior Vice President and
                                                   Treasurer

                                        TRITON PCS HOLDINGS, INC.,

                                         by

                                               /s/ Daniel E. Hopkins
                                           -----------------------------------
                                            Name:  Daniel E. Hopkins
                                            Title: Senior Vice President and
                                                   Treasurer


                                        JPMORGAN CHASE BANK, individually
                                        and as Administrative Agent,

                                         by

                                               /s/ James L. Stone
                                           -----------------------------------
                                            Name:  James L. Stone
                                            Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: NORDEA BANK FINLAND PLC


                           by    /s/ Charles J. Lansdown
                              ---------------------------------
                              Name:  Charles J. Lansdown
                              Title: Senior Vice President

                           by    /s/ Joseph A. Ciccolini
                              ---------------------------------
                              Name:  Joseph A. Ciccolini
                              Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: LEHMAN COMMERCIAL PAPER INC.


                           by        /s/ G. Robert Berzins
                              -----------------------------------------
                              Name:  G. Robert Berzins
                              Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: HARBOUR VIEW CLO, IV, LTD.


                           by        /s/ Bill Campbell
                              -----------------------------------------
                              Name:  Bill Campbell
                              Title: Manager

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                                To Approve this Amendment:


                           Institution: T ROWE PRICE ASSOCIATES, INC. AS
                                        COLLATERAL MANAGER FOR INNER HARBOR CBO
                                        2001-1 LTD.

                                by        /s/ Darrell N. Braman
                                   -----------------------------------------
                                   Name:  Darrell N. Braman
                                   Title: Vice President

                               SIGNATURE PAGE FOR

                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


              Institution: COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK
                           B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                           by        /s/ Michael R. Phelan
                              -----------------------------------------
                              Name:  Michael R. Phelan
                              Title: Executive Director

                           by        /s/ Edward J. Peyser
                              -----------------------------------------
                              Name:  Edward J. Peyser
                              Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: SUNTRUST BANK.


                           by        /s/ Thomas C. King, Jr.
                              -----------------------------------------
                              Name:  Thomas C. King, Jr.
                              Title: Director

                                                                    Confidential

1.  Form of Amendment Approval

                          Blackstone Debt Advisors L.P.
                           Form of Amendment Approval
                      (Fax to Adam Epstein at 212-270-1063)
                    (Telecopy to Doug Ryder at 212-474-3700)


                                                                  April 28, 2003

J.P. Morgan Securities Inc.
270 Park Avenue, 5th Floor
New York, NY 10017


Ladies and Gentlemen:

We refer to the Amendment Memo and the draft Sixth Amendment to Triton PCS' Senior Credit Facilities, both posted on Intralinks and dated April 2003. Subject to the satisfactory final documentation, we are pleased to provide you with our approval to the Sixth Amendment described herein.

Very truly yours,

  /s/ Dean Criares
---------------------------------
Authorized Officer:  Dean Criares
Ttile:  Managing Director
Lender:  Hanover Square CLO, Ltd.
Telephone Number:  212-583-5775

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution:  GENERAL ELECTRIC CAPITAL CORPORATION

                           by       /s/ Molly S. Fergusson
                              --------------------------------------
                                Name:  Molly S. Fergusson
                                Title: Manager, Operations

THE BANK OF NEW YORK
New York's First Bank-Founded 1784 by Alexander Hamilton


                                             ONE WALL STREET, NEW YORK, NY 10286


                                                        April 29, 2003

J.P. Morgan Securities, Inc.
270 Park Avenue, 5th Floor
New York, NY 10017

Ladies and Gentlemen:

We refer to the Amendment Memo and the draft Sixth Amendment to Triton PCS' Senior Credit Facilities, both posted on intralinks and dated April 2003. Subject only to satisfactory final documentation, we are pleased to provide you with our approval to the Sixth Amendment described therein.

Very truly yours,


  /s/ Robert W. Pierson
-------------------------------------
Robert W. Pierson

Vice President

The Bank of New York

(212) 635-6455

                                                             SIGNATURE PAGE FOR
                                                               SIXTH AMENDMENT
                                                                 TO TRITON PCS
                                                              CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution:  WACHOVIA BANK N.A.
                                         F/K/A FIRST UNION NATIONAL BANK


                           by    /s/ Mark L. Cook
                               ----------------------------------------
                               Name:  Mark L. Cook
                               Title: Director

                                                             SIGNATURE PAGE FOR
                                                                SIXTH AMENDMENT
                                                                  TO TRITON PCS
                                                               CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution:  BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                           by   /s/ Anna M. Bezdenezhnykh Guiller
                                ---------------------------------
                                Name:  Anna M. Bezdenezhnykh Guiller
                                Title: Assistant Vice President

                                                             SIGNATURE PAGE FOR
                                                                SIXTH AMENDMENT
                                                                  TO TRITON PCS
                                                               CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: CIBC INC.


                           by  /s/ Richard Hassard
                              ------------------------------
                               Name:  Richard Hassard
                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: HANOVER SQUARE CLO LTD.
                                        By: Blackstone Debt  Advisors LP
                                            As Collateral Manager


                           by  /s/ Dean T. Criares
                              ---------------------------------------
                               Name:  Dean T. Criares
                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: TRYON CLO LTD. 2000-I
                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager


                           by  /s/ David P. Wells
                              --------------------------------
                               Name:  David P. Wells, CFA
                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: ELC (CAYMAN) LTD. 2000-I
                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager


                           by  /s/ David P. Wells
                              -------------------------------
                               Name:  David P. Wells, CFA
                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: ELC (CAYMAN) LTD. 1999-III
                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager


                           by  /s/ David P. Wells
                              --------------------------------
                               Name:  David P. Wells, CFA
                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: ELC (CAYMAN) LTD. 1999-II
                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager


                           by  /s/ David P. Wells
                              -------------------------------
                               Name:  David P. Wells, CFA
                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager


                           by  /s/ David P. Wells
                              -------------------------------
                               Name:  David P. Wells, CFA
                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: CREDIT LYONNAIS NEW YORK


                           by  /s/ Jeremy Horn
                              ----------------------------
                               Name:  Jeremy Horn
                               Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT



                           To Approve this Amendment:


                           Institution: COBANK, ACB


                           by  /s/ Donald L. Palm
                              ----------------------------
                               Name:  Donald L. Palm
                               Title: AVP

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT


                           To Approve this Amendment:


                           Institution:  THE BANK OF NOVA SCOTIA


                           by  /s/ Ian A. Hodgart
                               ----------------------------------------
                               Name:  Ian A. Hodgart
                               Title: Authorized Signatory

                                                                    Confidential

1.  FORM OF AMENDMENT APPROVAL

                                     US BANK
                           Form of Amendment Approval
                      (Fax to Adam Epstein at 212-270-1063)
                    (Telecopy to Doug Ryder at 212-474-3700)


                                                                  April 29, 2003

Tom Gunder
Vice President
Media & Communications Group

PD-WA-T7MT
1420 Fifth Avenue, 7th Floor
Seattle, Washington  98101-2333
206\344-4456
206\344-3646  FAX
email:  thomas.gunder@usbank.com


J.P. Morgan Securities Inc.
270 Park Avenue, 5th Floor
New York, NY 10017

Ladies and Gentlemen:

We refer to the Amendment Memo and the draft Sixth Amendment to Triton PCS' Senior Credit Facilities, both posted on Intralinks and dated April 2003. Subject only to satisfactory final documentation, we are pleased to provide you with our approval to the Sixth Amendment described therein.

Very truly yours,

/s/ Thomas G. Gunder
-------------------------------------
Authorized Officer:  Thomas G. Gunder

Ttile: Vice President

Lender: U.S. Bank National Association

Telephone Number: (206) 344-4456

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT


                           To Approve this Amendment:


                           Institution:  The Bank of New York

                           by   /s/ Brendan T. Nedzi
                              ----------------------------------------
                              Name:  Brendan T. Nadzi
                              Title: Senior Vice President

                                   VAN KAMPEN
                            INVESTMENT ADVISORY CORP.

    1 Parkview Plaza - Oakbrook Terrace, Illinois 60181-5555 - 630-684-6000 -
                               www.vankampen.com



April 29, 2003

J.P. Morgan Securities Inc.
270 Park Avenue, 5th Floor
New York, NY 10017

Ladies and Gentlemen:

We refer to the Amendment Memo and the draft Sixth Amendment to Triton PCS' Senior Credit Facilities, both posted on Intralinks and dated April 2003. Subject only to satisfactory final documentation, we are pleased to provide you with our approval to the Sixth Amendment described therein.


Very truly yours,


/s/ Christina Jamison
---------------------------
Christina Jamison
Vice President

VAN KAMPEN
PRIME RATE INCOME TRUST
By:  Van Kampen Invstment Advisory Corp.

Telephone Number:

                                   VAN KAMPEN
                            INVESTMENT ADVISORY CORP.

    1 Parkview Plaza - Oakbrook Terrace, Illinois 60181-5555 - 630-684-6000 -
                                www.vankampen.com



April 29, 2003

J.P. Morgan Securities Inc.
270 Park Avenue, 5th Floor
New York, NY 10017

Ladies and Gentlemen:

We refer to the Amendment Memo and the draft Sixth Amendment to Triton PCS' Senior Credit Facilities, both posted on Intralinks and dated April 2003. Subject only to satisfactory final documentation, we are pleased to provide you with our approval to the Sixth Amendment described therein.


Very truly yours,


/s/ Christina Jamison
---------------------------
Christina Jamison
Vice President

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

Telephone Number:

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT


                           To Approve this Amendment:


                           Institution:  NATEXIS BANQUES POPULAIRES

                           by  /s/ Michael T. Pellerito
                               ----------------------------------------
                               Name:  Michael T. Pellerito
                               Title: Vice President

                           by  /s/ Cynthia E. Sachs
                               ----------------------------------------
                               Name:  Cynthia E. Sachs
                               Title: VP, Group Manager

                                                              SIGNATURE PAGE FOR
                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT


                           To Approve this Amendment:


                           Institution:  FLEET NATIONAL BANK


                           by   /s/ R. E. Anderson
                              ----------------------------------------
                              Name:  R. E. Anderson
                              Title: Head Portfolio Manager
                                     Managing Director

                                                                 SIXTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT


                           To Approve this Amendment:


                           Institution: BAYERISCHE HYPO-UND VEREINSBANK AG


                           by  /s/ Patricia Ropers
                              --------------------------------
                                Name:  Patricia Ropers
                                Title: AVP


                           by  /s/ Gerald Merz
                              --------------------------------
                                Name:  Gerald Merz
                                Title: Head of Telecoms,
                                       Global Project Finance

                                                                   SCHEDULE 1 TO
                                                                 SIXTH AMENDMENT

     Lender                                             Tranche E Commitment
     ------                                             --------------------
     General Electric Capital Corp.                            $20,000,000
     Bank of Nova Scotia                                         6,000,000
     Wachovia Bank, National Association                         6,000,000
     SunTrust Banks, Atlanta                                     4,900,000
     BankBoston, N.A.                                            3,700,000
     Bayerische Hypo und Vereinsbank                             3,700,000
     JPMorgan Chase Bank                                         3,700,000
     National City Bank                                          2,000,000
                                                               -----------

     Total:                                                    $50,000,000
                                                               ===========